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HARTFORD LIFE INSURANCE COMPANY
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                        GROUP VARIABLE ANNUITY CONTRACTS

       SUPPLEMENT DATED FEBRUARY 13, 1997 TO THE PROSPECTUS DATED MAY 1, 1996
        AS REVISED SEPTEMBER 24, 1996 AND NOVEMBER 1, 1996 RESPECTIVELY,
                  FOR MASTER GROUP VARIABLE ANNUITY CONTRACTS
                WITH RESPECT TO SEPARATE ACCOUNTS DC-I AND DC-II

The following is added to page 17:

May I systematically transfer assets to the Sub-Accounts?

If, during the Accumulation Period, the portion of your contract values held under the General Account option is at least $5,000, or the value of your Accumulation Units held under the Money Market Fund Sub-Account is at least $5,000, you may choose to have a specified dollar amount transferred from either the General Account option or the Money Market Fund Sub-Account, whichever meets the applicable minimum value, to other Sub-Accounts of the Separate Account at monthly, quarterly, semi-annual or annual intervals. This is known as Dollar Cost Averaging. The main objective of a Dollar Cost Averaging program is to minimize the impact of short term price fluctuations. Since the same dollar amount is transferred to other Sub-Accounts at set intervals, more units are purchased in a Sub-Account if the value per unit is low and less units are purchased if the value per unit is high. Therefore, a lower average cost per unit may be achieved over the long term. A Dollar Cost Averaging program allows investors to take advantage of market fluctuations. However, it is important to understand that Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

The minimum amount that may be transferred to any one Sub-Account at a transfer interval is $100. The transfer date will be the monthly, quarterly, semi-annual or annual anniversary, as applicable, of your first transfer under your initial Dollar Cost Averaging election. The first transfer will commence within five (5) business days after Hartford Life receives your initial election either on an appropriate election form in good order or by telephone subject to the telephone transfer procedures detailed above. The dollar amount will be allocated to the Sub-Accounts that you specify, in the proportions that you specify on the appropriate election form provided by Hartford Life. You may specify a maximum of five (5) Sub-Accounts. If, on any transfer date, your General Account value or the value of your Accumulation Units under the Money Market Fund Sub-Account, as applicable, is less than the amount you have elected to have transferred, your Dollar Cost Averaging program will end. You may cancel your Dollar Cost Averaging election by notice to Hartford Life in writing or by calling 1-800-528-9009 and giving notice to a Hartford Life representative on our recorded telephone line.

HV-280-0
33-19947
33-19949